                                                                    EXHIBIT 99.1

[PRINCETON NATIONAL BANCORP, INC. LOGO]



                PRINCETON NATIONAL BANCORP, INC. ACHIEVES RECORD
                                    BREAKING
                    EARNINGS FOR THE FIRST SIX MONTHS OF 2004

PRINCETON, Illinois - July 26, 2004 - Princeton National Bancorp, Inc. (NASDAQ:
PNBC)

President Tony J. Sorcic announced today, "Princeton National Bancorp, Inc. completed an excellent first six months in 2004 and achieved record breaking earnings (excluding the first six months of 2000 when the settlement from Cincinnati Insurance Company was received). Diluted earnings per share of $1.12 represent a 10.9% increase over the $1.01 attained during the first six months of 2003. Net income of $3,550,000 for the first half of 2004 increased 9.0% as compared to $3,256,000 in the same time period in 2003, while the return on average equity increased to 14.07% from 12.84%."

Sorcic continued, "The Company completed the purchase of the land in Aurora, Illinois during the second quarter. Construction of the facility should begin later this year, with the facility opening in 2005. Princeton National Bancorp, Inc. is very excited about becoming a member of the Aurora/Oswego area and providing community banking services to its residents and businesses."

Sorcic concluded, "In the second quarter, the subsidiary bank sold its $2 million credit card portfolio, resulting in an after tax gain of approximately $285,000. Total non-interest income for the first six months of 2004 was $4,509,000, below the 2003 level of $4,923,000. However, during the six-month period in 2003, $935,000 in gains were realized from the sales of securities; this did not recur in 2004."

Total assets at June 30 reached $614,277,000, a 1.4% increase over the June 30, 2003 total of $605,614,000. Loans (net of unearned interest) as of June 30, 2004 were $388,836,000, a 6.1% increase compared to $366,374,000 at June 30, 2003.
The ratio of non-performing loans to total loans decreased significantly to .18% at June 30, 2004 compared to .81% at June 30, 2003. The Company's 2004 net loan charge-offs as of June 30 totaled $104,000. The ratio of net loan charge-offs to total loans through June 30, 2004 was .03% compared to .13% through June 30, 2003. Total deposits ended the second quarter at $536,341,000, an increase of $5.2 million compared to June 30, 2003.

The prepayments on mortgage-backed securities during the first six months of 2004 returned to the levels experienced prior to the mortgage refinancing period. As a result, the net interest margin increased to 3.94%. This compares favorably to 3.51% for the same six-month period in 2003.

Diluted earnings per share and net income for the second quarter reached record levels (excluding the first quarter of 2000 when the settlement from Cincinnati Insurance Company was received). In comparison to the first quarter of 2004, diluted earnings per share increased 17.3% to $.61, net income increased 16.3% to $1,909,000 and the return on average equity increased 19.5% to 15.48%. The sale of the credit card portfolio, along with increases in brokerage fees, trust & farm management fees, and deposit fees resulted in total non-interest income of $2,470,000, a 21.1% increase from the first quarter of 2004.

During the second quarter, the Company repurchased 35,000 shares of stock at an average price of $28.86. In 2004, the Company has repurchased 72,000 shares at an average price of $28.69 and will continue to purchase shares to complete the 100,000 share Stock Repurchase Program announced in January 2004. Purchases will be dependent upon market conditions and the availability of shares. Since 1997, the Company has repurchased 1,106,271 shares of common stock (or 27.10% of the shares of common stock outstanding in 1997) through stock repurchase programs.

The Company has community-banking locations throughout northern Illinois, five of which are in high-growth markets and two additional locations (Aurora/Oswego and Elburn), which will also be built in high-growth markets. These communities include: Huntley, Hampshire, Minooka, Sandwich, Genoa, Peru, Princeton, Henry, Oglesby, Spring Valley and DePue. The Subsidiary Bank, Citizens First National Bank, provides financial services to meet the needs of individuals, businesses and public entities.

Detailed financial information is attached as part of this press release.

This press release contains certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. These forward-looking statements are identified by the use of words such as 1) believes, 2) anticipates, 3) estimates, 4) expects, 5) projects or similar words. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. The figures included in this press release are unaudited and may vary from the audited results.



--------------------------------------------------------------------------------
Inquiries should be directed to:    Lou Ann Birkey, Vice President - Investor
                            Relations,
                            Princeton National Bancorp, Inc. (815) 875-4444, E-Mail address: pnbc@citizens1st.com

                    [PRINCETON NATIONAL BANCORP, INC. LOGO]





                     CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in thousands, except share data)

                                                                     June 30,        December 31,
                                                                       2004              2003
                                                                    ----------       ------------
ASSETS

Cash and due from banks                                               $12,322            $13,428
Interest-bearing deposits with financial institutions                      50                511
Federal funds sold                                                          0              2,475
                                                                    ---------        -----------
     Total cash and cash equivalents                                   12,372             16,414

Loans held for sale, at lower of cost or market                         1,793              2,323

Investment securities available-for-sale, at fair value               153,255            154,065
Investment securities held-to-maturity, at amortized cost              16,964             15,827
                                                                    ---------        -----------
     Total investment securities                                      170,219            169,892

Loans, net of unearned interest                                       388,836            383,053
Allowance for loan losses                                              (2,446)            (2,250)
                                                                    ---------        -----------
     Net loans                                                        386,390            380,803

Premises and equipment, net                                            17,936             14,664
Bank-owned life insurance                                              15,630             15,036
Interest receivable                                                     4,276              4,634
Goodwill, net of accumulated amortization                               1,355              1,355
Intangible assets, net of accumulated amortization                      1,421              1,525
Other real estate owned                                                   635                798
Other assets                                                            2,250              2,293
                                                                    ---------        -----------

     TOTAL ASSETS                                                    $614,277           $609,737
                                                                    =========        ===========

------------------------------------------------------------------------------------------------

LIABILITIES

Demand deposits                                                       $62,272            $65,418
Interest-bearing demand deposits                                      183,697            179,805
Savings deposits                                                       60,023             57,151
Time deposits                                                         230,349            235,453
                                                                    ---------        -----------
     Total deposits                                                   536,341            537,827

Customer repurchase agreements                                          8,219              9,664
Advances from the Federal Home Loan Bank                                5,000              5,150
Interest-bearing demand notes issued to the U.S. Treasury               1,083                297
Federal funds purchased                                                 9,200                  0
Note payable                                                            1,000              1,050
                                                                    ---------        -----------
     Total borrowings                                                  24,502             16,161

Other liabilities                                                       3,119              4,874
                                                                    ---------        -----------
     Total liabilities                                                563,962            558,862
                                                                    ---------        -----------

STOCKHOLDERS' EQUITY

Common stock                                                           20,699             20,699
Surplus                                                                 7,617              7,020
Retained earnings                                                      40,687             38,726
Accumulated other comprehensive income (loss), net of tax                (204)             1,275
Less:  Treasury stock                                                 (18,484)           (16,845)
                                                                    ---------        -----------
     Total stockholders' equity                                        50,315             50,875
                                                                    ---------        -----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                             $614,277           $609,737
                                                                    =========        ===========


CAPITAL STATISTICS

YTD average equity to average assets                                     8.33%              8.49%
Tier 1 leverage capital ratio                                            7.83%              7.70%
Tier 1 risk-based capital ratio                                         10.92%             10.72%
Total risk-based capital ratio                                          11.47%             11.22%
Book value per share                                                   $16.32             $16.29
Closing market price per share                                         $29.00             $28.55
End of period shares outstanding                                    3,082,066          3,124,003
End of period treasury shares outstanding                           1,057,775          1,015,838


                    [PRINCETON NATIONAL BANCORP, INC. LOGO]




                                 CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(dollars in thousands, except share data)



                                                                THREE MONTHS     THREE MONTHS       SIX MONTHS        SIX MONTHS
                                                                    ENDED            ENDED             ENDED             ENDED
                                                               June 30, 2004     June 30, 2003     June 30, 2004     June 30, 2003
                                                               ---------------   -------------     --------------    -------------
INTEREST INCOME

Interest and fees on loans                                      $    5,803        $    5,958        $   11,514        $   11,942
Interest and dividends on investment securities                      1,490               633             3,019             2,437
Interest on federal funds sold                                           4                28                 6                48
Interest on interest-bearing time deposits in other banks                2                21                 4                37
                                                                ----------        ----------        ----------        ----------
     Total Interest Income                                           7,299             6,640            14,543            14,464
                                                                ----------        ----------        ----------        ----------

INTEREST EXPENSE

Interest on deposits                                                 2,025             2,671             4,164             5,441
Interest on borrowings                                                 109               106               205               214
                                                                ----------        ----------        ----------        ----------
     Total Interest Expense                                          2,134             2,777             4,369             5,655
                                                                ----------        ----------        ----------        ----------

NET INTEREST INCOME                                                  5,165             3,863            10,174             8,809
Provision for loan losses                                              200               165               300               265
                                                                ----------        ----------        ----------        ----------

NET INTEREST INCOME AFTER PROVISION                                  4,965             3,698             9,874             8,544
                                                                ----------        ----------        ----------        ----------

NON-INTEREST INCOME
Trust & farm management fees                                           356               318               702               640
Service charges on deposit accounts                                    789               746             1,532             1,468
Other service charges                                                  340               275               599               538
Gain on sales of securities available-for-sale                           0               935               182               935
Gain on sale of loans                                                  465                 0               465                 0
Brokerage fee income                                                   200               135               378               266
Mortgage banking income                                                135               299               283               692
Bank-owned life insurance                                              142               150               283               300
Other operating income                                                  43                12                85                84
                                                                ----------        ----------        ----------        ----------
     Total Non-Interest Income                                       2,470             2,870             4,509             4,923
                                                                ----------        ----------        ----------        ----------

NON-INTEREST EXPENSE
Salaries and employee benefits                                       2,766             2,542             5,458             5,003
Occupancy                                                              326               315               664               622
Equipment expense                                                      380               396               790               792
Federal insurance assessments                                           56                54               119               109
Intangible assets amortization                                          52                52               104               104
Data processing                                                        197               180               369               359
Advertising                                                            185               128               332               218
Other operating expense                                                877               862             1,787             1,740
                                                                ----------        ----------        ----------        ----------
     Total Non-Interest Expense                                      4,839             4,529             9,623             8,947
                                                                ----------        ----------        ----------        ----------

INCOME BEFORE INCOME TAXES                                           2,596             2,039             4,760             4,520
Income tax expense                                                     687               555             1,210             1,264
                                                                ----------        ----------        ----------        ----------

NET INCOME                                                      $    1,909        $    1,484        $    3,550        $    3,256
                                                                ==========        ==========        ==========        ==========



NET INCOME PER SHARE:
     BASIC                                                      $     0.62        $     0.47        $     1.14        $     1.02
     DILUTED                                                    $     0.61        $     0.46        $     1.12        $     1.01

Basic weighted average shares outstanding                        3,101,621         3,189,877         3,110,513         3,205,497
Diluted weighted average shares outstanding .............        3,154,212         3,225,468         3,162,009         3,238,085


PERFORMANCE RATIOS (ANNUALIZED)

Return on average assets                                              1.25%             1.00%             1.17%             1.11%
Return on average equity                                             15.48%            11.57%            14.07%            12.84%
Net interest margin (tax-equivalent)                                  3.98%             3.10%             3.94%             3.51%
Efficiency ratio (tax-equivalent)                                    60.41%            64.17%            62.39%            62.20%


ASSET QUALITY

Net loan charge-offs                                                    33               281               104               495
Total non-performing loans                                             709             2,951               709             2,951
Non-performing loans as a % of total loans                            0.18%             0.81%             0.18%             0.81%

